Madison Funds®
Supplement dated January 29, 2024

This Supplement dated January 29, 2024, amends the Statutory Prospectus and the
Statement of Additional Information (“SAI”) for Madison Funds (the “Trust”)
and its series (each a “Fund,’ and collectively, the “Funds”), each dated February 28, 2023, as amended.

At a special meeting of shareholders (the “Meeting”) held November 30, 2023, shareholders of each Fund, except the Madison Covered Call and Equity Income Fund, approved a new investment advisory agreement between the Trust, on behalf of their Fund, and the Adviser, Madison Asset Management, LLC (“Proposal 1”). As it relates to Proposal 2 – the approval of appointment of one Interest Trustee to the Board of Trustees, shareholders of the Funds voting as a single group, approved the appointment of Jill Friedow as an Interested Trustee, to serve until her successor shall have been elected and qualified.

As it relates to the Madison Covered Call and Equity Fund, the Meeting was adjourned on November 30, 2023, with respect to Proposal 1 to December 22, 2023, at 9:00 a.m. local time; and on December 22, 2023, the Meeting was again adjourned with respect to Proposal 1 to January 29, 2024 at 9:00 a.m. local time (each a “Meeting” and together, the “Meetings:”). The decision was made to adjourn the Meetings for the Madison Covered Call and Equity Income Fund in order to allow for time to permit further solicitation of proxies. At the Meeting held January 29, 2024, shareholders of the Madison Covered Call & Equity Income Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund.

The voting results from the Meetings will be communicated to shareholders in the Fund’s semiannual report for the period ended April 30, 2024.

Please keep this Supplement for future reference.